EXHIBIT 10.1

                                 AMENDMENT NO. 2
                            Dated as of May 19, 1997
                                       to
                      AMENDED AND RESTATED CREDIT AGREEMENT
                            Dated as of June 26, 1996

         This Amendment No. 2 ("Amendment") dated as of May 19, 1997 is entered into among AVIATION SALES OPERATING COMPANY, a Delaware corporation ("Borrower") and the "Lenders" (as defined in the Credit Agreement identified below) signatory hereto. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENT:

         WHEREAS, Borrower, Citicorp USA, Inc., Heller Financial, Inc., Congress Financial Corporation, The Sumitomo Bank, Limited, and National City Commercial Finance, Inc., as Lenders, and Citicorp USA, Inc., as Agent, are parties to that certain Amended and Restated Credit Agreement dated as of June 26, 1996, as amended (the "Credit Agreement");

         WHEREAS, Borrower has requested that the Revolving Credit Commitments be increased by $10,000,000 in the aggregate; and

         WHEREAS, subject to the terms and conditions stated herein, the Borrower and the Lenders have agreed to amend the Credit Agreement as set forth in SECTION 1;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

1. AMENDMENTS TO THE CREDIT AGREEMENT. Effective as of May 19, 1997, subject to the satisfaction of the conditions precedent set forth in
         SECTION 2 hereof, the Credit Agreement is hereby amended as follows:

         a. ARTICLE I is amended to delete the definition of "Revolving Credit Commitment" in its entirety and substitute the following therefor:

            "REVOLVING CREDIT COMMITMENT" means, with respect to any Revolving Lender, the obligation of such Lender to make Revolving Loans and Loans under the Acquisition Subfacility and to participate in Letters of Credit pursuant to the terms and conditions of this Agreement, in an aggregate amount at any time outstanding which shall not exceed the principal amount set forth opposite such Lender's name under the heading "Revolving Credit Commitment" below:


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                                                        REVOLVING CREDIT
                          LENDER                            COMMITMENT
             -------------------------------------      ----------------

             Citicorp USA, Inc.                          $15,428,571.66

             Heller Financial, Inc.                      $12,342,857.22

             Congress Financial Corporation              $12,342,857.22

             The Sumitomo Bank, Limited                  $ 6,171,428.34

             National City Commercial Finance, Inc.      $ 7,714,285.56

             or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of this Agreement, or to give effect to any applicable Assignment and Acceptance, and "REVOLVING CREDIT COMMITMENTS" means the aggregate principal amount of the Revolving Credit Commitment of all Revolving Lenders, the maximum amount of which shall be $54,000,000, as reduced from time to time pursuant to SECTION 4.01.

             b. SECTION 2.02(E) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

                   (c) MAXIMUM REVOLVING CREDIT FACILITY. Notwithstanding
              anything in this Agreement to the contrary, in no event shall the aggregate principal Revolving Credit Obligations exceed the lesser of (i) the Maximum Revolving Credit Amount and (ii) $54,000,000, such amount in CLAUSE (II) being reduced by the amount of each permanent reduction of the Revolving Credit Commitments made pursuant to SECTION 4.01(A) and SECTION 4.01(B).

         2.   CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT.

              a. This Amendment shall become effective as of May 19, 1997, if, and only if, the Agent shall have received on or before May 19, 1997, (a) a facsimile or original executed copy of this Amendment executed by the Borrower, the Requisite Lenders and each Lender whose Revolving Credit Commitment is increased pursuant to the terms hereof, and (b) a facsimile or original executed copy of the fee letter dated as of the date hereof related to this Amendment, executed by the Borrower, and the fee referenced in that fee letter.

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants as follows:

              a. This Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.


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              b.   No Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment.

              c. Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

         4.   REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

              a. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in an other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

              b. Except as specifically amended above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

              c. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AVIATION SALES OPERATING

COMPANY

By:
   ------------------------
   Title:  Chief Financial Officer

CITICORP USA, INC.                               HELLER FINANCIAL, INC.

By:                                              By:
   -------------------------                       ---------------------------
   Shapleigh B. Smith                               Name:
   Attorney-in-Fact                                 Title:

CONGRESS FINANCIAL                               NATIONAL CITY COMMERCIAL
CORPORATION                                      FINANCE, INC.

By:                                              By:
   ------------------------                         --------------------------
   Name:                                            Name:
   Title:                                           Title:

THE SUMITOMO BANK, LIMITED

By:                                              By:
   -----------------------                          --------------------------
   Name:                                            Name:
   Title:                                           Title:


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